UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 18, 2022

LAFAYETTE SQUARE FAR WEST BDC, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	000-56329	86-2852937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 SW 7th St, Unit 1911, Miami, Florida	33130-2992
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 598-2089

LAFAYETTE SQUARE SOUTHEAST BDC, LLC

PO Box 25250, PMB 13941, Miami, Florida 33102-5250

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03.	Amendment to Articles of Incorporation or Bylaws.

On January 18, 2022, Lafayette Square Southeast BDC, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Certificate of Incorporation to change its corporate name from “Lafayette Square Southeast BDC, Inc.” to “Lafayette Square Far West BDC, Inc.”, effective January 18, 2022 (the “Name Change”). A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report and is incorporated into this Item 5.03 by reference.

The Company’s board of directors also amended its bylaws to reflect the Name Change, effective on January 18, 2022. A copy of the amendment to the bylaws is attached as Exhibit 3.2 to this Current Report and is incorporated into this Item 5.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

3.1	Amendment to Certificate of Incorporation.

3.2.	Amendment to Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lafayette Square Far West BDC, Inc.

Date: January 24, 2022	By:	/s/ Damien Dwin
	Name:	Damien Dwin
	Title:	President and Chief Executive Officer